Loans (Details Narrative) - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Loans
Deferred costs, net of deferred fees	$ 455,000	$ 714,000
Non-accrual outstanding loans	250,000
Non-accrual loans individually evaluated for credit losses	$ 430,000	1,600,000
Description about public private partnership	This independent third party reviews and evaluates loan relationships greater than or equal to $1.5 million as well as a periodic sample of commercial relationships with exposures below $1.5 million, excluding loans in default, and loans in process of litigation or liquidation. The third party’s evaluation and report is shared with management and the Bank Board
Non-Accrual Loans Collectively Evaluated for Credit Losses	$ 3,700,000	$ 2,800,000